Supplement dated November 30, 1997 to the Prospectus, as supplemented to date,of


                        COMPOSITE CASH MANAGEMENT COMPANY

                              MONEY MARKET PORTFOLIO
                                       and
                               TAX-EXEMPT PORTFOLIO
                              (dated April 30, 1997)


The Prospectus referred to above is amended and supplemented as follows:

     On September 23, 1997, the Fund's Board of Directors approved an amendment to each Portfolio's fundamental investment restrictions to permit each Portfolio to invest in restricted securities if the securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

     The Fund's Board also approved additional amendments to the Money Market Portfolio's fundamental investment restrictions to permit that Portfolio (i) to invest in (a)"asset-backed securities" (interests in a pool of assets consisting of commercial obligations such as motor vehicle installment purchase obliga-tions, credit card receivables and home equity loans) and (b) securities issued by U.S. and foreign financial institutions (including brokerage, finance and insurance companies), and state and local governments and municipalities, and
(ii) to invest in securities issued by foreign governments, their agencies or instrumentalities or by supranational entities (such as The World Bank).

     The Fund's Board also approved an amended Investment Management Agreement for each Portfolio with Composite Research & Management Co. which would eliminate the obligation to reimburse each Portfolio for certain expenses in excess of specified amounts; this obligation was not in effect for the most recently completed fiscal year of any Portfolio as expenses did not exceed the specified amount.

     The Fund's Board also approved an amendment of the Class A Distribution Plan of each Portfolio to change that Plan from a "reimbursement" type plan to a "compensation" type plan.

     All of the foregoing matters are subject to shareholder approval. Special shareholder meetings have been called for December 23, 1997. If approved by shareholders, the foregoing changes to the Investment Management Agreements, Class A Distribution Plans, and fundamental investment restrictions would become effective at the end of December 1997, or shortly thereafter.

     For further information about the foregoing or to request the Proxy Statement of the Composite Funds for the special shareholder meetings, please call 1-800-453-8072.




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                       Composite Cash Management Company
                            Money Market Portfolio
                             Tax-Exempt Portfolio
                        601 West Main Avenue, Suite 300
                        Spokane, Washington 99201-0613